UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2015

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01:	Regulation FD Disclosure

Attached as exhibit 99.1 is information regarding TECO Energy, Inc. excerpted from a prospectus of Emera Inc. for a public offering that Emera Inc. is conducting in Canada. TECO Energy, Inc. is furnishing this information pursuant to Regulation FD. Most of the information has previously been disclosed in TECO Energy, Inc.’s previous filings with the SEC.

Section 9 – Financial Statements and Exhibit

Item 9.01:	Financial Statements and Exhibit

(d)	Exhibit

99.1	Information regarding TECO Energy, Inc. included in a prospectus of Emera Inc. dated September 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015	TECO ENERGY, INC.
(Registrant)

/s/ Charles A. Attal III
Charles A. Attal III
Senior Vice President-General Counsel
and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Information regarding TECO Energy, Inc. included in a prospectus of Emera Inc. dated September 14, 2015